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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


                                   July 15, 1998
                                   -------------
                  Date of Report (Date of Earliest Event Reported)



                                  WESTERN BANCORP
                                  ---------------
               (Exact Name of Registrant As Specified In Its Charter)



                                     CALIFORNIA
                                     ----------
                   (State or Other Jurisdiction of Incorporation)


                  0-13551                         95-3863296
                  -------                         ----------
          (Commission File Number)     (IRS Employer Identification No.)


                           4100 Newport Place, Suite 900
                          Newport Beach, California 92660
                          -------------------------------
                 (Address of Principal Executive Offices)(Zip Code)

                                   (949) 863-2444
                                   --------------
                (Registrant's Telephone Number, including Area Code)


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Item 5.  Other Events.

     On July 15, 1998, Western Bancorp ("Western") announced the financial results for the second quarter of 1998. A copy of the press release issued by Western in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference in its entirety.

     On July 24, 1998, Western executed an Agreement and Plan of Merger (the "Merger Agreement") with Portola Merger Sub ("Merger Sub") and Peninsula Bank of San Diego ("Peninsula") pursuant to which Western will acquire Peninsula through the merger of Merger Sub with and into Peninsula. The Merger Agreement provides for the holders of common stock, no par value, of Peninsula ("Peninsula Common Stock") to receive shares of Western Common Stock based on a purchase price of $45.75 (after giving effect to the 5% stock dividend on Peninsula Common Stock declared by the Board of Directors of Peninsula on June 23, 1998 and payable on July 24, 1998) using a floating exchange ratio for Western Common Stock within a price range of $ 38.813 to $ 47.438 per share. The Merger Agreement is subject to several conditions, including approval of the holders of Peninsula Common Stock which is intended to be sought in the fourth quarter of 1998 and certain regulatory approval. A copy of the press release issued by Western and Peninsula in connection with the announcement of the execution of the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by this reference in its entirety.

Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits.

     The following exhibits are filed with this Current Report on Form 8-K:


Exhibit
Number                             Description

99.1           Press Release of Western dated July 15, 1998.
99.2           Press Release of Western and Peninsula dated July 24, 1998.

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                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  August 4, 1998


                              WESTERN BANCORP


                              By:  /s/ Arnold C. Hahn
                                   -------------------------------------------
                                   Name:     Arnold C. Hahn
                                   Title:    Executive Vice President and
                                             Chief Financial Officer

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                                   EXHIBIT INDEX


Exhibit
Number                             Description

99.1           Press Release of Western dated July 15, 1998
99.2           Press Release of Western and Peninsula dated July 24, 1998

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